AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

Field	Value
1. CONTRACT ID CODE	
PAGE OF PAGES	1 of 2
2. AMENDMENT/MODIFICATION NO.	0008
3. EFFECTIVE DATE	09/20/2017
4. REQUISITION/PURCHASE REQ. NO.	
5. PROJECT NO. (If applicable)	
6. ISSUED BY	CODE ASPR-BARDA
7. ADMINISTERED BY (If other than Item 6)	CODE ASPR-BARDA01

6. ISSUED BY
ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6)
ASPR-BARDA
330 Independence Ave, SW, Rm G644
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
BIOCRYST PHARMACEUTICALS, INC. 726613
BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD STE 200
DURHAM NC 277038457

CODE 726613 | FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201500007C

10B. DATED (SEE ITEM 13) 03/27/2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 1. 602-1 Authority (Contracting Officer)

E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174
DUNS Number: 618194609
A. The purpose of this unilateral modification is to change the contact CORs.

1. Article G.2. Contracting Officer's Representative (COR) and Alternate Contracting Officer's Representative (COR)is hereby revised as follows:

The COR, Kim Sciarretta is replaced by:

Malen Link, PhD
Biomedical Advanced Research and Development Authority (BARDA), Office of the Assistant
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) THOMAS P. HASTINGS
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	16B. UNITED STATES OF AMERICA Thomas P. Hastings (Signature of Contracting Officer)
15C. DATE SIGNED	16C. DATE SIGNED 9/20/17

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201500007C/0008	PAGE 2	OF 2

NAME OF OFFEROR OR CONTRACTOR
BIOCRYST PHARMACEUTICALS, INC. 726613

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Secretary for Preparedness and Response (ASPR), Department of Health and Human Services (DHHS) Email: Malen.Link@hhs.gov (202)475-2477 The Alternate COR, Chia-Wei Tsai, is replaced by: Kim Sciarretta Biomedical Advanced Research and Development Authority (BARDA), Office of the Assistant Secretary for Preparedness and Response (ASPR), Department of Health and Human Services (DHHS) Email: Kimberly.Sciarretta@hhs.gov (202)692-4770 B. This change does not increase the period of performance of the Base Period or any Options exercised under this contract. All other terms and conditions of the contract remain unchanged. Period of Performance: 03/31/2015 to 10/31/2018				